Statutory Financial Data and Dividend Restrictions	12 Months Ended
Dec. 31, 2015
Statutory Financial Data and Dividend Restrictions

(19) Statutory Financial Data and Dividend Restrictions

Statutory accounting practices prescribed or permitted by the Company’s state of domicile are directed toward insurer solvency and protection of policyholders. Accordingly, certain items recorded in financial statements prepared under GAAP are excluded or vary in calculation in determining statutory policyholders’ surplus and gain from operations. Currently, these items include, among others, DAC, furniture and fixtures, deferred taxes, and accident and health premiums receivable, which are more than 90 days past due, reinsurance, certain investments, and undeclared dividends to policyholders. Additionally, account balances and future policy benefit reserves calculated for statutory reporting do not include provisions for withdrawals.

The Company’s statutory capital and surplus reported in the statutory annual statement filed with the State of Minnesota as of December 31, 2015 and 2014, was $5,822,117 and $5,255,180, respectively. The Company’s net gain (loss) from operations reported in the statutory annual statement filed with the State of Minnesota as of December 31, 2015 and 2014, was $2,103,975 and $(192,343), respectively.

The Company is required to meet minimum statutory capital and surplus requirements. The Company’s statutory capital and surplus as of December 31, 2015 and 2014, were in compliance with these requirements. The maximum amount of dividends that can be paid by Minnesota insurance companies to stockholders without prior approval of the Department is subject to restrictions relating to statutory earned surplus, also known as unassigned funds. Unassigned funds are determined in accordance with the accounting procedures and practices governing preparation of the statutory annual statement. In accordance with Minnesota Statutes, the Company may declare and pay from its surplus cash dividends of not more than the greater of 10% of its beginning-of-the-year statutory surplus, or the net gain from operations of the insurer, not including realized gains, for the 12-month period ending the 31st day of the next preceding year. Based on these limitations, ordinary dividends of $2,103,975 can be paid in 2016 without prior approval of the Commissioner of Commerce.

Regulatory Risk-Based Capital

An insurance enterprise’s state of domicile imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of an enterprise’s regulatory total adjusted capital to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. This ratio for the Company significantly exceeds required minimum thresholds as of December 31, 2015 and 2014.